UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070
(Address of principal executive offices)

Registrant’s telephone number, including area code (86)-10-836-70505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of Telestone Technologies Corporation (the “Company”) as of June 30, 2007, and the unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2006 and the six months ended June 30, 2007 are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008

TELESTONE TECHNOLOGIES CORPORATION

By:	/s/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1
Unaudited pro forma consolidated balance sheet as of June 30, 2007 and unaudited pro forma consolidated statements of operations for the year ended December 31, 2006, and the six months ended June 30, 2007.